News Release Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com Virtus Investment Partners Closes on Investment in Keystone National Group HARTFORD, CT, March 2, 2026 - Virtus Investment Partners, Inc. (NYSE: VRTS), which operates a multi‑manager asset management business, completed, effective March 1, 2026, its previously announced majority investment in Keystone National Group (“Keystone”), an investment manager specializing in asset-centric private credit and a pioneer in providing such strategies to the wealth channel. The transaction expands Virtus’ investment capabilities into private markets with the addition of Keystone’s differentiated asset‑backed lending strategies, which include equipment finance, real estate finance, financial assets, and asset-backed corporate loans. Keystone, which managed $2.5 billion as of December 31, 2025, has invested over $6.0 billion of capital across more than 750 transactions, delivering private market solutions anchored by disciplined underwriting and a focus on capital preservation. “Keystone adds a highly specialized private markets capability that aligns well with our multi‑boutique model and our clients’ growing demand for alternative sources of income and diversification,” said George R. Aylward, president and chief executive officer of Virtus Investment Partners. “Their disciplined investment approach, experienced team, and long track record in asset- based lending make Keystone an excellent strategic fit. We are pleased to welcome their team to Virtus.” As part of the Virtus family of boutique investment managers, Keystone’s management team will retain autonomy over its investment processes, brand, and culture, as well as retain a significant equity stake in the business, ensuring continuity for clients and partners. Keystone will benefit from Virtus’ distribution capabilities and long‑standing support model for its investment managers. About Keystone National Group Founded in 2006, Keystone National Group is a private credit investment firm focused on asset- backed credit across a wide variety of industries and asset types, including equipment finance, specialty real estate lending, consumer finance, and corporate lending. Keystone is headquartered in Salt Lake City, Utah and has approximately 40 employees. Additional information about Keystone is available at keystonenational.com. Exhibit 99.1

Virtus Investment Partners - 2 Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com About Virtus Investment Partners Virtus Investment Partners (NYSE: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. We provide products and services from our investment managers, each with a distinct investment style and autonomous investment process, as well as select subadvisers. Investment solutions are available across multiple disciplines and product types to meet a wide array of investor needs. Additional information about our firm, investment partners, and strategies is available at virtus.com. Contacts Sean Rourke Investor Relations Virtus Investment Partners (860) 263-4709 sean.rourke@virtus.com Laura Parsons Media Relations Virtus Investment Partners (860) 503-1382 laura.parsons@virtus.com Jaime Doyle JConnelly Media Relations (973) 944-8105 jdoyle@jconnelly.com Forward-Looking Information This press release contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” “intent,” “plan,” “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” “opportunity,” “predict,” “would,” “potential,” “future,” “forecast,” “guarantee,” “assume,” “likely,” “target” or similar statements or variations of such terms. Our forward-looking statements are based on a series of expectations, assumptions and projections about the company and the markets in which we operate, are not guarantees of future results or performance, and involve substantial risks and uncertainty including assumptions and projections concerning our assets under management, net asset inflows and outflows, operating cash flows, business plans, and ability to borrow, for all future periods. All of our forward-looking statements are as of the date of this release only. The company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially. Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including those discussed under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our 2025 Annual Report on Form 10-K, as supplemented by our periodic filings with the Securities and Exchange Commission (the “SEC”) as well as the following risks and uncertainties resulting from: (i) reduction in our assets under management; (ii) financial or business risks from strategic transactions; (iii) withdrawal, renegotiation or termination of investment management agreements; (iv) damage to our reputation; (v) inability to satisfy debt covenants and required payments; (vi) lack of sufficient capital on satisfactory terms; (vii) inability to attract and retain key personnel; (viii) challenges from competition; (ix) adverse developments related to unaffiliated subadvisers; (x) negative changes in key distribution relationships; (xi) interruptions, breaches, or failures of technology systems; (xii) loss on our investments; (xiii) adverse regulatory and legal developments; (xiv) failure to comply with investment guidelines or other contractual requirements; (xv) adverse civil litigation, government investigations, or proceedings; (xvi) unfavorable changes in tax laws or unanticipated tax obligations; (xvii) impediments from certain corporate governance provisions; (xviii) losses or costs not covered by insurance; (xix) impairment of goodwill or other intangible assets; and other risks and uncertainties. Any occurrence of, or any material adverse change in, one or more risk factors or risks and uncertainties referred to in our 2025 Annual Report on Form 10-K and our other periodic reports filed with the SEC could materially and adversely affect our operations, financial results, cash flows, prospects and liquidity.

Virtus Investment Partners - 3 Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com Certain other factors that may impact our continuing operations, prospects, financial results and liquidity, or that may cause actual results to differ from such forward-looking statements, are discussed or included in the company’s periodic reports filed with the SEC and are available on our website at virtus.com under “Investor Relations.” You are urged to carefully consider all such factors. The company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by us that modify or affect any of the forward-looking statements contained in or accompanying this release, such statements or disclosures will be deemed to modify or supersede such statements in this release.